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                                                                EXHIBIT 10.13


                               EXCHANGE AGREEMENT
                                       AND
                      AMENDMENT TO STOCKHOLDERS' AGREEMENT

            This Exchange Agreement and Amendment to Stockholders' Agreement (this "Exchange Agreement"), dated as of December __, 1996, among Onex Food Services, Inc., a Delaware corporation ("OFSI"), LSG Lufthansa Service GmbH, a Gesellschaft mit beschrankter Haftung organized under the laws of Germany ("LSG"), and LSG Lufthansa Service USA Corporation, a Delaware corporation ("LSG USA").

            WHEREAS, as of the date hereof, LSG USA, a subsidiary of LSG, owns 38,326.36 shares of OFSI's Class A Common Stock, par value $.01 per share (the "Class A Stock");

            WHEREAS, OFSI, LSG and certain other parties entered into that certain Stockholders' Agreement, dated December 6, 1993 (the "Stockholders' Agreement"), which sets forth certain rights and obligations of LSG and LSG USA with respect to the Class A Stock;

            WHEREAS, OFSI, LSG and LSG USA each desire that LSG and LSG USA exchange the OFSI Class A Stock for 38,326.36 shares of OFSI's Class AA Common Stock, par value $.01 per share (the "Class AA Stock");

            The parties hereto, intending to be legally bound, hereby agree as follows:

            1. Exchange. Upon the terms and subject to the conditions of this Exchange Agreement, (i) LSG and LSG USA hereby grant, sell, convey, assign, transfer and deliver to OFSI all right title and interest of LSG and LSG USA in the Class A Stock, free and clear of all encumbrances, liens, or other restrictions on transfer, and (ii) OFSI hereby accepts the Class A Stock for exchange; each in reliance on the representations and warranties set forth herein. In consideration for the Class A Stock, OFSI shall deliver to LSG (or, at LSG's election, LSG USA) the Class AA Stock.

            2. Deliveries and Receipt. Simultaneously with the delivery of this Exchange Agreement, (i) LSG and LSG USA have delivered to OFSI the certificates representing the Class A Stock, together with stock powers or appropriate instruments of transfer endorsed in blank, and (ii) OFSI has delivered to LSG certificates, in the name of LSG (or LSG USA), representing the Class AA Stock. OFSI hereby acknowledges receipt of the Class A Stock and LSG and LSG USA hereby acknowledge receipt of the Class AA Stock.

            3. Representations and Warranties of LSG. Each of LSG and LSG USA hereby represent and warrant to OFSI as follows:


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            3.1. Organization and Authority. LSG is a Gesellschaft mit
beschrankter Haftung duly organized, validly existing and in good standing under the laws of its jurisdiction of formation. LSG USA is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation. The execution, delivery and performance of this Exchange Agreement have been duly authorized by all necessary action of LSG and LSG USA; this Exchange Agreement has been duly executed and delivered and constitutes a valid and binding obligation of LSG and LSG USA in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally and to general principles of equity.

            3.2. No Conflict. The execution and delivery of this Exchange Agreement and performance of LSG's and LSG USA's obligations hereunder will not
(a) violate any provision of any of the documents or instruments governing the existence or formation of LSG or LSG USA, or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to LSG or LSG USA, or (c) constitute a breach or default under any contract to which LSG or LSG USA is a party.

            3.3. Approvals. The execution, delivery and performance by LSG or LSG USA of this Exchange Agreement does not and will not require any registration with, consent or waiver or approval of or notice to, or other action to with or by any governmental body.

            3.4. Title. LSG USA is the beneficial and record owner of the Class A Stock, free and clear of all security interests, liens and other encumbrances (other than those created under the Stockholders' Agreement). Upon the consummation of the transactions contemplated by this Exchange Agreement, OFSI will acquire good and valid title to the Class A Stock, free and clear of all security interests, liens and other encumbrances.

            4. Representations and Warranties of OFSI. OFSI hereby represents and warrants to LSG and LSG USA as follows:

            4.1. Organization and Authority. OFSI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The execution, delivery and performance of this Exchange Agreement have been duly authorized by all necessary action of OFSI; this Exchange Agreement has been duly executed and delivered and constitutes a valid and binding obligation of OFSI in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other similar laws affecting creditors' rights generally and to general principles of equity.

            4.2. No Conflict. The execution and delivery of this Exchange Agreement and performance of OFSI's obligations hereunder will not (a) violate any provision of the certificate of incorporation or bylaws of OFSI, or (b) violate any statute or law or any judgment, decree, order, regulation or rule of any court or other governmental body applicable to OFSI, or (c) constitute a breach or default under any contract to which OFSI is a party.


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            4.3. Approvals. The execution, delivery and performance by OFSI of this Exchange Agreement does not and will not require any registration with, consent or waiver or approval of or notice to, or other action to with or by any governmental body.

            4.4. Class AA Shares. Upon the issuance by OFSI to LSG of the Class AA Stock hereunder, such shares shall be duly authorized, validly issued, fully paid and nonassessable.

            5. Consent Under and Amendments to Stockholders' Agreement.

            5.1. Amendments. The parties hereto hereby consent and agree that

            (a) The Stockholders' Agreement is hereby amended such that the definitions of "Common Stock" and "OFSI/LSG Shares" set forth in the Stockholders' Agreement shall include the shares of Class AA Stock received by LSG and/or LSG USA in connection with the transactions contemplated by this Exchange Agreement (and any Class AA Stock received by LSG after the date hereof) and the provisions of the Stockholders' Agreement shall apply to the Class AA Stock in the same manner as the Stockholders' Agreement applies to the Class A Stock.

            (b) Section 1.3(a) of the Stockholders' Agreement is hereby amended and restated to read in its entirety as follows:

                  "(a) For each fiscal year of OFSI, the amount of dividends paid by OFSI on the OFSI/LSG Shares shall not be less than an amount equal to the product of (x) 30% of OFSI's consolidated net income for the fiscal year preceding the date on which the dividend is paid determined in accordance with United States generally accepted accounting principles without taking into account the effect on OFSI and its subsidiaries of the transactions between OFSI and certain of its affiliates, on the one hand, and Caterair Holdings Corporation, Caterair International Corporation and certain of their respective affiliates, on the other hand, consummated on September 29, 1995 on the basis of an arrangement mutually agreed to by LSG and OFSI multiplied by (y) a fraction, the numerator of which the number of OFSI/LSG Shares outstanding on the record date for the determination of holders entitled to the dividend and the denominator of which is the total number of shares of OFSI's Class A Common Stock and Class AA Common Stock outstanding on such date (excluding shares held by OFSI as treasury shares) unless (A) there has been a Public Offering or (B) Onex U.S. LLC and LSG otherwise agree; provided, that the foregoing shall be subject to the following limitations:

                        (i) OFSI shall not be required to declare and pay
                  dividends on the OFSI/LSG Shares for any fiscal year in excess of $2,500,000 (provided,


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                  that, any unused portion of such amount during any fiscal year may be carried over to any subsequent fiscal year); and

                        (ii) no dividend may be declared or paid on the OFSI/LSG
                  Shares (A) in excess of the funds of OFSI legally available for the payment of dividends; (B) other than in accordance with OFSI's Amended and Restated Certificate of Incorporation; or (C) if OFSI is not permitted to declare or pay such dividend under any agreement relating to the indebtedness of OFSI or any of its subsidiaries or if SC International Services, Inc. is not permitted by any agreement relating to its indebtedness to declare or pay a dividend to OFSI to enable OFSI to pay a dividend on the OFSI/LSG Shares."

            (c) Section 1.3(b) of the Stockholders' Agreement is hereby amended by adding the following at the end of such Section:

                  "(viii) the issuance by OFSI of any shares of its Class AA Common Stock."

            5.2. Consent. For purposes of the Stockholders' Agreement, the parties hereto consent to the transactions contemplated hereby.

            6. Binding Effect and Assignment. All of the terms and provisions of this Exchange Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. LSG may assign its rights and obligations under this Exchange Agreement to any subsidiary of LSG, but no such assignment shall relieve LSG of its obligations hereunder. Except as provided in the preceding sentence, no party may assign any of its rights or obligations under this Exchange Agreement.

            7. Exclusive Agreement; Amendment. This Exchange Agreement supersedes all prior agreements among the parties with respect to its subject matter, is intended as a complete and exclusive statement of the terms of the agreement among the parties with respect thereto and cannot be changed or terminated except by a written instrument executed by the party or parties against whom enforcement thereof is sought.

            8. Governing Law. This Exchange Agreement and (unless otherwise provided), all amendments hereof and waivers and consents hereunder shall be governed by the internal laws of the State of Delaware without regard to the conflicts of laws principles thereof.

            9. Submission to Jurisdiction.

            (a) Any legal action or proceeding with respect to this Exchange Agreement or any of the transactions contemplated hereby may be brought against any of the parties in the courts of the State of Delaware or the United States of America for the District of Delaware; each


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of the parties hereby consents to and generally and unconditionally, the jurisdiction of the aforesaid courts (and the appropriate appellate courts) in any such legal action or proceedings.

            (b) Each of the parties hereto hereby irrevocably waives, in connection with any such action or proceeding, any objection, including, without limitation, any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to bringing any such action or proceeding in such jurisdiction.

            (c) Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any action or proceeding anywhere in the world.

            (d) Nothing herein shall affect the right of any party hereto to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against any other party hereto in any other jurisdiction.

            10. Counterparts. This Exchange Agreement may be executed in two or more counterparts, each of which shall be considered an original, but all of which together shall constitute the same instrument.


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            IN WITNESS WHEREOF, the undersigned have executed this Exchange
Agreement as of the date first written above.


                                          ONEX FOOD SERVICES, INC.


                                          By: Patrick W. Tolbert
                                              -----------------------
                                             Name:
                                             Title:



                                          LSG LUFTHANSA SERVICE GmbH


                                          By: /s/ Authorized Signatory
                                              ------------------------
                                             Name:
                                             Title:


                                          LSG LUFTHANSA SERVICE USA
                                               CORPORATION


                                          By: /s/ Authorized Signatory
                                              ------------------------
                                             Name:
                                             Title:


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Accepted and agreed to, solely with respect
to Section 5 as of this __ day of  December, 1996.

ONEX CORPORATION


By: /s/ Authorized Signatory
    ------------------------------
    Name:
    Title:


ONEX U.S. LLC


By: /s/ Donald F. West
    ------------------------------
    Name: Donald F. West
    Title: Representative



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